THIS INDENTURE, made the 17th day of September, nineteen hundred and ninety-three

BETWEEN

ASTORIA FEDERAL SAVINGS AND LOAN ASSOCIATION

A savings and loan association organized and existing under the laws of the United States of America, having an office and principal place of business at One Astoria Federal Plaza, Lake Success, New York 11042

part of the first part, and

RUNBAR PACKING, INC.

A domestic corporation, having its office and principal place of business at 4-44 College Point Boulevard, Flushing, New York party of the second part,

WITNESSETH, that the party of the first part, in consideration of ten dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,


ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Borough and County of Queens, City and State of New York, bounded and described as follows:

   BEGINNING at a point on the Westerly side of College Point Boulevard (Lawrence Street) distant 100.00.feet Southerly from the corner formed by the intersection of the Southerly side of Maple Avenue with the said Westerly side of College Point Boulevard;

   RUNNING THENCE Westerly at right angles to the Westerly side of College Point Boulevard a distance of 200.00 feet to a point;

   RUNNING THENCE Southerly at right angles to Maple Avenue a distance of 83 feet 10 7/8 inches to the land now or formerly of the Flushing North Shore and Central Railroad Company;

   RUNNING THENCE along said land the following (2) courses and distance:

   1. Southeasterly forming an interior angle of 128 degrees 00 minutes 02 seconds with the last mentioned line a distance of 14 feet, 11--1/4 inches.

   2. again Southeasterly forming an interior angle of 186 degrees 32 minutes 08 seconds with the last mentioned line a distance of 138 feet 3--1/6 inches to a point;

   RUNNING THENCE Easterly at right angles with the westerly side of College Point Boulevard a distance of 91 feet 3--1/8 inches to the said Westerly side of College Point Boulevard;

   RUNNING THENCE Northerly along the Westerly side of College Point Boulevard 191 feet 7--3/4 inches to the point or place of BEGINNING.


   This conveyance is made in the regular course of business actually conducted by the party of the first part.

   The premises known as and by 44-12/22A College Point Boulevard
                                                 Flushing, New York


   TOGHETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

   AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

   The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

   IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

   IN PRESENCE OF:

                                        ASTORIA FEDERAL SAVINGS AND
                                        LOAN ASSOCIATION


                                        By: /s/ [PETER MELLERUP]

                                              Peter Mellerup
                                              1st Assistant Vice-President